Exhibit 99.6


MBNA MASTER CREDIT CARD TRUST II SERIES 1995-C

KEY PERFORMANCE FACTORS
July 31, 1998



        Expected B Maturity                         7/15/05


        Blended Coupon                               6.4269%



        Excess Protection Level
          3 Month Average   4.87%
            July, 1998   5.12%
            June, 1998   4.66%
            May, 1998   4.83%


        Cash Yield                                  18.75%


        Investor Charge Offs                         5.14%


        Base Rate                                    8.49%


        Over 35 Day Delinquency                      4.90%


        Seller's Interest                           15.22%


        Total Payment Rate                          14.52%


        Total Principal Balance                     $37,740,921,726.81


        Investor Participation Amount               $575,000,000.00


        Seller Participation Amount                 $5,743,527,208.32